Exhibit 99.3

1 Analyst Day June 3, 2008

2 Dave Poplar Vice President Investor Relations

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation: Negative publicity or litigation regarding allegations of food-related illness, Failure to achieve and maintain positive same-store sales, Changing business conditions, including energy costs, Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company's major markets Competition in the restaurant and food products industries, Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, fuel and utility costs, Changes in the cost or availability of acceptable new restaurant sites, Accurately assessing the value, future growth potential, strengths, weaknesses, contingent and other liabilities and potential profitability of Mimi's, Adverse weather conditions in locations where we operate our restaurants, Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures, Consumer acceptance of our restaurant concepts in new geographic areas, and Changes in hog and other commodity costs. We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful. Certain risks, uncertainties and assumptions are discussed under the heading "Risk Factors" in Item 1A of our Annual Report on Form 10- K for the fiscal year ended April 25, 2008. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

# Analyst Day Agenda

| | | |
|---|---|---|
| 1:00 p.m. | **Introduction** | Dave Poplar, Vice President of Investor Relations |
| 1:15 p.m. | **Corporate Overview and Brand Builders** | Steve Davis, Chairman and CEO |
| 1:45 p.m. | **FY 2009 Financials** | Tod Spornhauer, SVP of Finance & Controller |
| 2:15 p.m. | **Bob Evans Restaurants Overview** | Randy Hicks, President / Chief Concept Officer<br>Mary Cusick, SVP of Restaurant Marketing |
| 2:45 p.m. | **Mimi's Café Overview** | Tim Pulido, President / Chief Concept Officer<br>Herbert Billinger, EVP of Operations, Productivity and Integration |
| 3:15 p.m. | **Break** | |
| 3:30 p.m. | **Restaurant Division: One Best Way** | Harvey Brownlee, President / CRO |
| 4:00 p.m. | **Food Products Overview** | Mike Townsley, President of Food Products |
| 4:30 p.m. | **FY 2010 Guidance** | Don Radkoski, CFO |
| 5:00 p.m. | **Q and A** | |
| 5:30 p.m. | **Depart** | |

4

5 FY 2010 Investor Relations and Strategic Planning Calendar EARNINGS RELEASES EARNINGS CONF. CALLS EQUITY CONF. ROAD SHOWS YEAR END ANALYST MTG JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN MAY Tues Aug 11 (1Q) Tues Nov 10 (2Q) Tues Feb 9 (3Q) Tues Jun 8 (4Q) Tues Jun 2 (4Q) Wed Jun 3 (4Q) Wed Aug 12 (1Q) Wed Nov 11 (2Q) Wed Feb 10 (3Q) Wed Jun 9 (4Q) Mon Sep 14 ANNUAL MEETING Jul 14-15 Oppenheimer (Boston) Sep 16-17 CL King (NY) Jan 10-11 Cowen (NY) Jun 18 Chicago Stephens TBD Mid-Atlantic TBD TBD West Coast TBD Wed Jun 3 YEAR END ANALYST MTG Wed Jun 8 2009 2010

6 Mary Cusick Senior Vice President, Bob Evans Restaurant Marketing Adam Baird Executive Chef, Mimi's Cafe Nancy Cowen Senior Director of Marketing, Food Products

7 Appetizers LUNCH MENU Blue Ribbon Apple Pie Fries Country Fair Cheese Bites Strawberry Supreme Pie Itsy Bitsy Sandwiches Wildfire(tm) Chicken Quesadilla Loaded Baked Potato Bites

8 Just Enough LUNCH MENU Chicken, Fruit & Baby Greens Salad Honey Dijon Salmon Mimi's Mousse Ensemble

9 Grilling Sausage LUNCH MENU Food Products

10 Steve Davis Chairman and Chief Executive Officer

11 BEST Brand Builders Company & Segment Overview

12 BOB EVANS FOOD PRODUCTS REGIONAL BRANDSwith NATIONAL POTENTIAL

13 "Our Way of Doing Business"

14 "Owning" Regional Brands with National Growth Potential FY 2006 - 2009 Restructure for Growth FY 2010 Test & Execute Growth Initiatives FY 2011 - 2013 Drive Growth Initiatives

15 Company Overview FY '09 net sales: $1.75 billion, up 0.8% Approximately 49,000 Employees NASDAQ (Ticker: BOBE) Market Cap = Approximately $800 million FY '09 Free Cash Flow (after Cap Ex): $55 million Total Debt-to-Total Cap Ratio at Year-end: 31% Full-service restaurant company with a complementary retail food and food service business

16 FY 2009 4th Quarter Summary New labor management systems, reduced labor and food costs in restaurant segment Food products segment posts solid results despite significantly higher sow costs Project BestWay productivity initiatives Bob Evans Restaurants Drives Solid 4Q Results Reported Operating Income $31 million, up 15% Reported Net Income $21 million, up 31% Increases occurred despite a 1.2% decrease in net sales

17 Restaurants

18 FY 2009 Segment Overview 82% of Company Net Sales 714 Company-owned Restaurants as of April 24, 2009 570 restaurants as of 4/24/09 Full-service family restaurants featuring a wide variety of menu items 144 restaurants as of 4/24/09 Full-service casual dining restaurants featuring high-quality food in an upbeat, sophisticated atmosphere RESTAURANT SEGMENT

19 Brand Positioning "The Home of Homestyle" Net Sales $1.0 billion, down 1.3% Average Annual Unit Sales $1.78 million Average Check $8.07 (4Q FY 2009) FY 2009 Overview RESTAURANT SEGMENT - BOB EVANS All Three Day Parts Served Breakfast Lunch Dinner 4th Qtr dayparts 31 38 31 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Breakfast 31% Lunch 38% Dinner 31%

20 Geographic Concentration RESTAURANT SEGMENT - BOB EVANS 194 59 16 24 3 51 31 39 8 3 7 28 23 3 17 11 4 49 570 Restaurants 18 States As of 4/24/09 1/3 of restaurants located in Ohio

21 40% of first-time guests visit because of distinctive building RESTAURANT SEGMENT - MIMI'S CAFE FY 2009 Overview Net Sales $419 million, up 1.8% Average Annual Unit Sales $3.09 million Average Check $10.79 (4Q FY 2009) All Three Day Parts Served Breakfast Lunch Dinner 4th Qtr dayparts 21 40 39 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Breakfast 21% Lunch 40% Dinner 39%

22 RESTAURANT SEGMENT - MIMI'S CAFE Geographic Concentration 3 3 2 2 2 1 3 4 5 1 11 2 2 1 2 11 1 8 4 12 57 5 1 144 Restaurants 24 States As of 4/24/09 40% of restaurants located in California 1

23 Gain greater focus on sales, the product pipeline and concept evolution (President and Chief Concept Officer) Achieve "One BEST Way" operations execution at both Bob Evans and Mimi's Cafe (President and Chief Operations Officer) Flawlessly execute our supply chain strategy Consolidate our concept evolution, facilities and construction teams Strategic Rationale Management Changes RESTAURANT SEGMENT

24 Harvey Brownlee President and Chief Restaurant Operations Officer Kathy North Senior Vice President Bob Evans Restaurants Operations Randy Hicks President and Chief Concept Officer Bob Evans Restaurants Tim Pulido President and Chief Concept Officer Mimi's Cafe Restaurants Sales & Operations Focus RESTAURANT SEGMENT - MANAGEMENT CHANGES John Wyatt Vice President Real Estate, Construction and Facilities Richard Hall Senior Vice President Supply Chain

25 National Restaurant "Footprint" RESTAURANT SEGMENT - SUPPLY CHAIN OPPORTUNITY As of 4/24/09 2 2 1 2 11 1 8 4 12 57 5 51 59 31 39 8 2 3 2 24 3 16 3 3 1 23 3 194 4 17 5 11 1 4 11 49 2 28 7 3 Mimi's Restaurants Bob Evans Restaurants Both Mimi's and Bob Evans Restaurants 1 1

26 Fragmented Distribution System RESTAURANT SEGMENT - SUPPLY CHAIN OPPORTUNITY A B C B & C A & B A & C A, B & C

27 RESTAURANT SEGMENT FY 2010 Objectives Regain sales momentum via new product innovation Improve operating margins via "one best way" systems and processes Improve guest satisfaction; reduce turnover Improve restaurant unit economics to grow brand penetration outside of core geographics Leverage entire enterprise to reduce supply chain cost and consolidate restaurant distribution

28 Food Products

29 Two Brands distinct geographic strengths FY 2009 Segment Overview FOOD PRODUCTS SEGMENT Net Sales: $311.4 million, up 6.7% 18% of Company Net Sales 40 varieties of premium sausage, bacon and ham products 50 refrigerated and frozen home-style convenience food items 7 processing plants Sold at retail locations in 50 states and Ontario

30 FY 2009 Retail Distribution FOOD PRODUCTS SEGMENT Bob Evans Bob Evans and Owens Bob Evans Limited Distribution Mashed potatoes (#1 selling SKU) sold in only 50% of U.S.

31 FY 2009 Objectives FOOD PRODUCTS SEGMENT Drive comparable pounds sold and new retail sales authorizations Optimize plant operating efficiencies and identify cost savings to offset higher sow prices Launch customer level and plant level balanced scorecards Achieve target returns on Sulphur Springs expansion (investment in ready-to-eat products) Build on FY 2008 & FY 2009 productivity initiatives

32 Tod Spornhauer Controller

33 4th Quarter and FY 2009 Financial Highlights

34 Restaurants FY '09 FY'08 % Reported $26.6 $18.4 Special Items --- 0.7 Excluding Special Items $26.6 $17.7 50.4% Operating Income 4th Quarter (dollars in millions)

35 Food Products FY '09 FY'08 % Reported $4.4 $8.6 Special Items --- --- Excluding Special Items $4.4 $8.6 (48.4)% Operating Income 4th Quarter (dollars in millions)

36 Consolidated FY '09 FY'08 % Reported $31.0 $27.0 Special Items --- 0.7 Excluding Special Items $31.0 $26.3 18.0% Operating Income 4th Quarter (dollars in millions)

37 Restaurants FY '09 FY'08 % Reported $12.8 $78.7 Special Items (74.8) 5.1 Excluding Special Items $87.6 $73.6 19.2% Operating Income FY 2009 (dollars in millions)

38 Food Products FY '09 FY'08 % Reported $15.6 $28.6 Special Items (0.4) --- Excluding Special Items $16.0 $28.6 (43.9)% Operating Income FY 2009 (dollars in millions)

39 Consolidated FY '09 FY'08 % Reported $28.4 $107.2 Special Items (75.3) 5.1 Excluding Special Items $103.7 $102.1 1.5% Operating Income FY 2009 (dollars in millions)

40 Bob Evans Same-store Sales (nominal) May FY '08 thru FY '09 M J J A S O N D J F M A M J J A S O N D J F M A BER SSS 0.9 4 4.4 4.3 0.4 -1.9 2.1 1.1 1.2 3.3 0.1 1.7 4.4 0.9 1.1 -0.6 0.1 -0.9 -3.1 3.8 -5.7 -1.5 -1.9 -1.6 '07 '08 '09

41 Mimi's Cafe Same-store Sales (nominal) May FY '08 thru FY '09 M J J A S O N D J F M A M J J A S O N D J F M A BER SSS -0.4 -0.1 -1.5 -1.9 -2 -0.8 -1.9 -1.8 -2.4 -5.2 -4.3 -6 -5 -6 -8.1 -7.2 -8.2 -9.3 -10.4 -2 -9.6 -7.9 -7.2 -6.4 '07 '08 '09

42 FY '09 FY '08 Bob Evans Restaurants $1,779,000 $1,784,000 Mimi's Cafe $3,094,000 $3,350,000 Average Unit Volumes

43 Food Products Comparable Pounds FY '06 thru FY '09 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 FOOD 0.06 0.1 0.12 0.11 0.13 0.11 0.04 0.05 0.04 0.02 0.08 0.05 0.13 0.11 -0.06 0.03 '06 '07 '09 '08

44 FY 2009 Sow Cost Plan vs. Actual $20 $25 $30 $35 $40 $45 $50 $55 MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR FY '09 Quarterly Projections FY '09 Quarter Actual FY 2009 FY 2008 FY 2007 $33 $33 $31 $36 $27.99 $34.04 $24.91 $39.42 $57.79 $55.04 $43.00 $50.15 $54.13 $51.48 $50.72 $49.97 $28.69 $51.19 $49.08 $50.65

45 FY '09 FY '08 CHANGE 4th Quarter 56.3% 48.9% 7.4% Fiscal Year 56.4% 51.0% 5.4% Food Products Cost of Sales

46 Cash & Equivalents $13.7 million vs $7.7 million at April 25, 2008 Total Debt $270.1 million vs $298.5 million at April 25, 2008 Treasury Repurchase Q4 = 0 shares FY = 245,000 shares Effective Tax Rate Q4 = 25.3% FY = 29.4% Balance Sheet Comments April 24, 2009

47 4/24/09 1/23/09 10/27/08 7/25/08 4/25/08 Bank Line $ 67.0 $ 86.4 $102.7 $141.0 $138.5 Current Portion of Debt 26.9 26.9 26.9 26.9 26.9 Senior Notes 176.2 176.2 176.2 133.1 133.1 Total $270.1 $289.5 $305.8 $301.0 $298.5 Total Debt - Comparison (in millions)

48 Bank Lines of Credit April 24, 2009 (in millions) Total Line $165.0 Current O/S 67.0 Available $ 98.0

49 FY 2009 Summary Good results in a turbulent and challenging environment Economic recession and impact on our customers "Off-the-chart" sow costs and shift from DSD to warehouse Productivity initiatives started in FY '07 and '08 pay off in '09

50 Randy Hicks President and Chief Concept Officer Mary Cusick Senior Vice President of Marketing

51 FY '09 Review

52 Core Store Performance FY '09 Review Same Store Sales PCYA Q1 Q2 Q3 Q4 FY '09 SSS 0.02 -0.005 -0.013 -0.016 -0.003

53 Same Store Sales - May FY '08 - April FY '09 Family Style Participants: Bob Evans, Bakers Square, Cracker Barrel, Old Country Store, Denny's, Friendly's, Frisch's Big Boy, Marie Callander's, Perkins, Steak 'n Shake, Village Inn Sales Trac Weekly FY '09 Review -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% MAY 2007 JUN JUL AUG SEP OCT NOV DEC JAN 2008 FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC JAN 2009 FEB MAR APR BE Core Stores

54 Within our four walls: Execute consistently Suggestive Selling New Product Rallies Local Restaurant Marketing (LRM) Picture-Perfect Food Deliver the 5 Es Outside our four walls: Compelling messaging, precise targeting Consistent Operations Drives Sales FY '09 Review

55 Pricing Management Strategy FY '09 Review Item elasticity and historical volume/mix results for pricing Advanced Restaurant Tiering to optimize price-volume relationships Building a Margin Culture Proven products with value price point and acceptable margins Continuously innovate in range of price points ITEM ELASTICITY STUDIES

56 Major Marketing Programs FY '09 Review Holiday Deep Dish Dinners/ Gift Cards Winter BOBurritos Spring Caesar Salad add chicken $1 Summer I & II 30 Meals $5.99 or less Bob-B-Q Fall Knife & Fork Sandwiches

57 Systems / Processes / Disciplines Cost of Sales Outliers identified Action plans: coach and improve results POS system Order accuracy Automated prep list Theoretical food costs "Big Two" Food and Labor FY '09 Review

58 Improved cost of goods Savings realized from printing, bread, china and flatware Utilization of Springfield DC / BE Transportation Partnership with Summit Energy Negotiation with vendors Take advantage of the downturn in commodities Productivity Initiatives FY '09 Review Supply Chain Team Initiatives

59 Eliminated 1.8 million hours Labor management system Forecasting accuracy Scheduler Accurate matrix with labor efficiency Manage to peak business to increase throughput Target outliers Kitchen manager program Reduction in turnover Labor FY '09 Review

60 Employee Turnover (hourly) FY '09 Review FY '06 FY '07 FY '08 FY '09 Turnover 1.475 1.315 1.2 0.915

61 Built one new restaurant Rebuilt four restaurants Relocate, Replace, Homestyle Restyle, Retire Xenia, Ohio prototype opening August Development FY '09 Review

62 FY '10 Strategic Plan

63 INNOVATIONS FY 2010 Brand Experience Value Health Dinner Breakfast Lunch Carryout Add-ons Consistently Drive Sales Growth Innovative Marketing and Strategic Menu/Pricing Management Dayparts/Business Strategic Pillars Innovate and change the way people think about Bob Evans

64 Develop and implement a Talent Management System Increase relevance and contemporize brand Improve Pay and Benefits to Best in Class Recruit and staff effectively Deliver consistent and precise brand image at existing restaurants Assemble cost savings initiatives under Project Best Way Execute five major marketing programs Reduce Cost of Goods to Best in Class Design and implement Best in Class systems, processes and tools Develop new restaurants that meet ROI goals and support brand image, hospitality and efficiency Increase employee engagement Build dinner business with innovation and carryout Improve Direct Operating Expenses to Best in Class Encourage, engage and reward high performing team members Reduce capital investment in new restaurants Promote cultural development for restaurant employees (BEST Program) Grow breakfast by innovating around core Improve G&A to Best in Class Provide safe, wholesome food - key to brand protection and employee loyalty Improve energy efficiency and create goodwill by being environmentally friendly Be environmentally responsible Enhance add-on layers and build check with innovation Mitigate non-compliance risk in facilities Build lunch sales with lighter, healthier, lunch-portioned items STRATEGIC BUSINESS FRAMEWORK FY 2010

65 Develop and implement a Talent Management System Increase relevance and contemporize brand Improve Pay and Benefits to Best in Class Recruit and staff effectively Deliver consistent and precise brand image at existing restaurants Assemble cost savings initiatives under Project Best Way Execute five major marketing programs Reduce Cost of Goods to Best in Class Design and implement Best in Class systems, processes and tools Develop new restaurants that meet ROI goals and support brand image, hospitality and efficiency Increase employee engagement Build dinner business with innovation and carryout Improve Direct Operating Expenses to Best in Class Encourage, engage and reward high performing team members Reduce capital investment in new restaurants Promote cultural development for restaurant employees (BEST Program) Grow breakfast by innovating around core Improve G&A to Best in Class Provide safe, wholesome food - key to brand protection and employee loyalty Improve energy efficiency and create goodwill by being environmentally friendly Be environmentally responsible Enhance add-on layers and build check with innovation Mitigate non-compliance risk in facilities Build lunch sales with lighter, healthier, lunch-portioned items STRATEGIC BUSINESS FRAMEWORK FY 2010 Develop and implement a Talent Management System Assemble cost savings initiatives under Project Best Way Increase employee engagement Promote cultural development for restaurant employees (BEST Program) Be environmentally responsible

66 Develop and implement a Talent Management System Increase relevance and contemporize brand Improve Pay and Benefits to Best in Class Recruit and staff effectively Deliver consistent and precise brand image at existing restaurants Assemble cost savings initiatives under Project Best Way Execute five major marketing programs Reduce Cost of Goods to Best in Class Design and implement Best in Class systems, processes and tools Develop new restaurants that meet ROI goals and support brand image, hospitality and efficiency Increase employee engagement Build dinner business with innovation and carryout Improve Direct Operating Expenses to Best in Class Encourage, engage and reward high performing team members Reduce capital investment in new restaurants Promote cultural development for restaurant employees (BEST Program) Grow breakfast by innovating around core Improve G&A to Best in Class Provide safe, wholesome food - key to brand protection and employee loyalty Improve energy efficiency and create goodwill by being environmentally friendly Be environmentally responsible Enhance add-on layers and build check with innovation Mitigate non-compliance risk in facilities Build lunch sales with lighter, healthier, lunch-portioned items STRATEGIC BUSINESS FRAMEWORK FY 2010 Increase relevance and contemporize brand Execute five major marketing programs Build dinner business with innovation and carryout Grow breakfast by innovating around core Enhance add-on layers and build check with innovation Build lunch sales with lighter, healthier, lunch-portioned items

67 Develop and implement a Talent Management System Increase relevance and contemporize brand Improve Pay and Benefits to Best in Class Recruit and staff effectively Deliver consistent and precise brand image at existing restaurants Assemble cost savings initiatives under Project Best Way Execute five major marketing programs Reduce Cost of Goods to Best in Class Design and implement Best in Class systems, processes and tools Develop new restaurants that meet ROI goals and support brand image, hospitality and efficiency Increase employee engagement Build dinner business with innovation and carryout Improve Direct Operating Expenses to Best in Class Encourage, engage and reward high performing team members Reduce capital investment in new restaurants Promote cultural development for restaurant employees (BEST Program) Grow breakfast by innovating around core Improve G&A to Best in Class Provide safe, wholesome food - key to brand protection and employee loyalty Improve energy efficiency and create goodwill by being environmentally friendly Be environmentally responsible Enhance add-on layers and build check with innovation Mitigate non-compliance risk in facilities Build lunch sales with lighter, healthier, lunch-portioned items STRATEGIC BUSINESS FRAMEWORK FY 2010 Improve Pay and Benefits to Best in Class Reduce Cost of Goods to Best in Class Improve Direct Operating Expenses to Best in Class Improve G&A to Best in Class

68 Develop and implement a Talent Management System Increase relevance and contemporize brand Improve Pay and Benefits to Best in Class Recruit and staff effectively Deliver consistent and precise brand image at existing restaurants Assemble cost savings initiatives under Project Best Way Execute five major marketing programs Reduce Cost of Goods to Best in Class Design and implement Best in Class systems, processes and tools Develop new restaurants that meet ROI goals and support brand image, hospitality and efficiency Increase employee engagement Build dinner business with innovation and carryout Improve Direct Operating Expenses to Best in Class Encourage, engage and reward high performing team members Reduce capital investment in new restaurants Promote cultural development for restaurant employees (BEST Program) Grow breakfast by innovating around core Improve G&A to Best in Class Provide safe, wholesome food - key to brand protection and employee loyalty Improve energy efficiency and create goodwill by being environmentally friendly Be environmentally responsible Enhance add-on layers and build check with innovation Mitigate non-compliance risk in facilities Build lunch sales with lighter, healthier, lunch-portioned items STRATEGIC BUSINESS FRAMEWORK FY 2010 Recruit and staff effectively Design and implement Best in Class systems, processes and tools Encourage, engage and reward high performing team members Provide safe, wholesome food - key to brand protection and employee loyalty

69 Develop and implement a Talent Management System Increase relevance and contemporize brand Improve Pay and Benefits to Best in Class Recruit and staff effectively Deliver consistent and precise brand image at existing restaurants Assemble cost savings initiatives under Project Best Way Execute five major marketing programs Reduce Cost of Goods to Best in Class Design and implement Best in Class systems, processes and tools Develop new restaurants that meet ROI goals and support brand image, hospitality and efficiency Increase employee engagement Build dinner business with innovation and carryout Improve Direct Operating Expenses to Best in Class Encourage, engage and reward high performing team members Reduce capital investment in new restaurants Promote cultural development for restaurant employees (BEST Program) Grow breakfast by innovating around core Improve G&A to Best in Class Provide safe, wholesome food - key to brand protection and employee loyalty Improve energy efficiency and create goodwill by being environmentally friendly Be environmentally responsible Enhance add-on layers and build check with innovation Mitigate non-compliance risk in facilities Build lunch sales with lighter, healthier, lunch-portioned items STRATEGIC BUSINESS FRAMEWORK FY 2010 Deliver consistent and precise brand image at existing restaurants Develop new restaurants that meet ROI goals and support brand image, hospitality and efficiency Reduce capital investment in new restaurants Improve energy efficiency and create goodwill by being environmentally friendly Mitigate non-compliance risk in facilities

70 TV & Radio: 30 Meals Everyday at $5.99 or less In-restaurant POP: NEW Homestyle Appetizers starting at $3.99 Bob-B-Q from $5.99 to $11.99 NEW Bob-B-Q Family Meal Deal at $10.99 Focus: Bob Evans All-Star Values FY 2010 Advertising Summary

71 FY 2010 In Store NEW Appetizers starting at $3.99 Bob-B-Q starting at $5.99 NEW Bob-B-Q Family Meal Deal TV & Radio 30 Meals at $5.99 or less Bob-B-Q Chicken, NEW Caesar Salad, BOBurito Carryout Tag Digital 30 Meals, NEW Appetizers, Bob-B-Q, Instant Win Game LSM/PR 30 Meals, NEW Appetizers, Bob-B-Q Family Meal Deal SUMMER Marketing Calendar At Bob Evans, you get Unbelievable Food at an Unbeatable Value "Homestyle Meals, Everyday Deals. That's Bob Evans."

72 30 Meals for $5.99 or Less "Big Deal" (30 sec. TV) "Deflation" (60 sec. Radio) "Financial Advisor" (60 sec. Radio) FY 2010 Summer Advertising

73 New online ordering platform Continue social media efforts Mobile-friendly store locator within BobEvans.com Increase BE-mail database ("mobile join" test) Targeted microsites and online banners FY 2010 Digital Marketing

74 REVITALIZE OUR PERFORMANCE RE-ENERGIZE OUR PEOPLE RECOGNIZE OUR POTENTIAL Vision Differentiated, relevant and contemporary Bob Evans dining experience Expected Outcome Growth and positive performance while meeting or exceeding ROIC goals FY 2010 Development

75 Imperatives FY 2010 Drive same store sales Value and innovation Deployment and alignment of resources Continue margin excellence Supply chain savings Labor management system Fix top customer concerns Deliver Homestyle Restyle design and remodel to meet ROIC goals Identify future development DMAs and sites that will deliver on ROI goals What does this mean for Bob Evans Restaurants?

76

77 Tim Pulido President and Chief Concept Officer Herbert Billinger EVP of Operations, Productivity and Integration

78 FY '09 Review FY '10 Strategic Plan

79 Three Major Forces Impacting Business Joint Bob Evans/Mimi's Cafe team tackles concept transformation FY '09 Review MACRO-ECONOMIC - Subprime housing meltdown - Severe recession INDUSTRY - Casual Dining over-built and un-differentiated BRAND - High cost structure/no marketing - Culture resistant to change

80 Re-engineer Cost Structure Drive P&L improvements Focus on prime costs/Keep eye on the Guest Re-invest one point back into Marketing Re-vitalize Concept Rebuild guest traffic and frequency Renovate legacy stores Define "Cafe of the Future" and growth Business Transformation Vision FY '09 Review

81 Improve Margins AND Improve Guest Satisfaction vs. Competition The Power of AND in 4Q FY '09 Review Source: Mind Share Mimi's Cafe Scores Mimi's Cafe Scores Mimi's Cafe Scores Gap vs. Best in Class Gap vs. Best in Class Gap vs. Best in Class AUG-OCT 2008 MARCH 2009 APRIL 2009 MARCH 2009 APRIL 2009 CHANGE Guest Loyalty Index 74.5 76.1 77.2 -2.9 -2.2 0.7 Speed of Service 49.0 55.3 57.3 -15.7 -12.3 3.4 Food Quality 59.0 64.4 66.3 -7.6 -4.2 3.4

82 *Source: Knapp Trac May June July Aug Sept Oct Nov Dec Jan Feb Mar Apr National* 0.006 -0.019 -0.039 -0.037 -0.041 -0.065 -0.059 -0.089 -0.041 -0.04 -0.048 -0.053 California* 0.001 -0.03 -0.048 -0.04 -0.056 -0.078 -0.087 -0.113 -0.062 -0.088 -0.077 -0.081 Florida* -0.052 -0.045 -0.067 -0.064 -0.065 -0.098 -0.1092 -0.11 -0.064 -0.052 -0.07 -0.08 Mimi's Cafe -0.05 -0.06 -0.081 -0.072 -0.082 -0.093 -0.104 -0.02 -0.096 -0.079 -0.072 -0.064 Trends Improving, But Still Challenging FY '09 Review Casual Dining Comp Sales Casual Dining -5% Sub prime -8% Mimi's Cafe -7%

83 Just Enough Two Prong Strategy FY '09 Review Anchor / Tiered Price Points $5.99 Breakfast $7.99 - $8.99 Lunch $8.99 - $11.49 Dinner Fixed Menus $12.99 Three Course Meal (add drink for $1.00)

84 Just Enough Becomes Biggest Category FY '09 Review Units per Restaurant Including Fixed Price Menu 6/25 '08 7/9 7/23 8/6 8/20 9/3 9/17 10/1 10/15 10/29 11/12 11/26 12/10 12/24 1/7 '09 1/21 2/4 2/18 3/4 3/18 4/1 4/15 JE Lunch JE Dinner JE Breakfast 0 200 400 600 800 1000

85 Just Enough In-store Merchandising FY '09 Review Utilize Best Brand Builder Checklist to Achieve Flawless Execution Banner A-Frame Chalkboard Menu Insert Stanchion Posters Bounce- backs

86 Just Enough Fixed Three Course Menus FY '09 Review BIG HIT IN 2009

87 FY '09 Review 4,348 fans 215,271 members 1,480/store avg Digital Marketing & Social Networking Take Off in 4th Qtr 2009 Silver Communicator Award Winner

88 FY 2010 Brand Re-launch Extreme Makeover: Cafe Edition

89 INNOVATIONS FY 2010 Brand Experience/ Ops Owns Sales Value Fresh & Healthy Breakfast Lunch Dinner Beverages To Go Reenergize Sales Growth Innovative Marketing Day parts & Strategic Menu Margineering Strategic Pillars Innovate and Reinvigorate Mimi's Cafe Brand Relaunch Marketing Plan Cafe of the Future Remodel Expansion 215,000 Members Facebook 3,445 fans JE $5.99 - $7.49 JE $5.99 - $9.29 JE $8.99 - $11.49 20% 40% 40% 30th Birthday On-line Ordering/Party Pacs eClub Extreme Makeover: Cafe Edition

90 Integrate Supply Chain Communicate "Meet me at Mimi's the all day fresh cafe." Re-engineer Food Cost Structure Improve Guest Experience Improve FY'08/09 New Store Opening Performance Establish HR Planning Drive Menu Innovation Execute Labor Management System Establish BEST Coaching Model Redesign Branded Concept Prototype Leverage New Executive Team Improve Off Premise Mode of Access Reduce Prime Costs Test Technology to Improve Speed of Service Establish Market/Site Development Process Implement Pay for Performance Expand Day Parts by Building Breakfast Establish Platform for 2011 Re-engineering Facilitate Integration into Bob Evans Operations Platform Expand Remodel Program Build Enterprise Risk Management Process Ensure Operations Owns Sales Establish Recognition Culture STRATEGIC BUSINESS FRAMEWORK FY 2010

91 Integrate Supply Chain Communicate "Meet me at Mimi's the all day fresh cafe." Re-engineer Food Cost Structure Improve Guest Experience Improve FY'08/09 New Store Opening Performance Establish HR Planning Drive Menu Innovation Execute Labor Management System Establish BEST Coaching Model Redesign Branded Concept Prototype Leverage New Executive Team Improve Off Premise Mode of Access Reduce Prime Costs Test Technology to Improve Speed of Service Establish Market/Site Development Process Implement Pay for Performance Expand Day Parts by Building Breakfast Establish Platform for 2011 Re-engineering Facilitate Integration into Bob Evans Operations Platform Expand Remodel Program Build Enterprise Risk Management Process Ensure Operations Owns Sales Establish Recognition Culture STRATEGIC BUSINESS FRAMEWORK FY 2010 Integrate Supply Chain Establish HR Planning Leverage New Executive Team Implement Pay for Performance Build Enterprise Risk Management Process Establish Recognition Culture

92 Integrate Supply Chain Communicate "Meet me at Mimi's the all day fresh cafe." Re-engineer Food Cost Structure Improve Guest Experience Improve FY'08/09 New Store Opening Performance Establish HR Planning Drive Menu Innovation Execute Labor Management System Establish BEST Coaching Model Redesign Branded Concept Prototype Leverage New Executive Team Improve Off Premise Mode of Access Reduce Prime Costs Test Technology to Improve Speed of Service Establish Market/Site Development Process Implement Pay for Performance Expand Day Parts by Building Breakfast Establish Platform for 2011 Re-engineering Facilitate Integration into Bob Evans Operations Platform Expand Remodel Program Build Enterprise Risk Management Process Ensure Operations Owns Sales Establish Recognition Culture STRATEGIC BUSINESS FRAMEWORK FY 2010 Communicate "Meet me at Mimi's the all day fresh cafe." Drive Menu Innovation Improve Off Premise Mode of Access Expand Day Parts by Building Breakfast Ensure Operations Owns Sales

93 Integrate Supply Chain Communicate "Meet me at Mimi's the all day fresh cafe." Re-engineer Food Cost Structure Improve Guest Experience Improve FY'08/09 New Store Opening Performance Establish HR Planning Drive Menu Innovation Execute Labor Management System Establish BEST Coaching Model Redesign Branded Concept Prototype Leverage New Executive Team Improve Off Premise Mode of Access Reduce Prime Costs Test Technology to Improve Speed of Service Establish Market/Site Development Process Implement Pay for Performance Expand Day Parts by Building Breakfast Establish Platform for 2011 Re-engineering Facilitate Integration into Bob Evans Operations Platform Expand Remodel Program Build Enterprise Risk Management Process Ensure Operations Owns Sales Establish Recognition Culture STRATEGIC BUSINESS FRAMEWORK FY 2010 Re-engineer Food Cost Structure Execute Labor Management System Reduce Prime Costs Establish Platform for 2011 Re-engineering

94 Integrate Supply Chain Communicate "Meet me at Mimi's the all day fresh cafe." Re-engineer Food Cost Structure Improve Guest Experience Improve FY'08/09 New Store Opening Performance Establish HR Planning Drive Menu Innovation Execute Labor Management System Establish BEST Coaching Model Redesign Branded Concept Prototype Leverage New Executive Team Improve Off Premise Mode of Access Reduce Prime Costs Test Technology to Improve Speed of Service Establish Market/Site Development Process Implement Pay for Performance Expand Day Parts by Building Breakfast Establish Platform for 2011 Re-engineering Facilitate Integration into Bob Evans Operations Platform Expand Remodel Program Build Enterprise Risk Management Process Ensure Operations Owns Sales Establish Recognition Culture STRATEGIC BUSINESS FRAMEWORK FY 2010 Improve Guest Experience Establish BEST Coaching Model Test Technology to Improve Speed of Service Facilitate Integration into Bob Evans Operations Platform

95 Integrate Supply Chain Communicate "Meet me at Mimi's the all day fresh cafe." Re-engineer Food Cost Structure Improve Guest Experience Improve FY'08/09 New Store Opening Performance Establish HR Planning Drive Menu Innovation Execute Labor Management System Establish BEST Coaching Model Redesign Branded Concept Prototype Leverage New Executive Team Improve Off Premise Mode of Access Reduce Prime Costs Test Technology to Improve Speed of Service Establish Market/Site Development Process Implement Pay for Performance Expand Day Parts by Building Breakfast Establish Platform for 2011 Re-engineering Facilitate Integration into Bob Evans Operations Platform Expand Remodel Program Build Enterprise Risk Management Process Ensure Operations Owns Sales Establish Recognition Culture STRATEGIC BUSINESS FRAMEWORK FY 2010 Improve FY'08/09 New Store Opening Performance Redesign Branded Concept Prototype Establish Market/Site Development Process Expand Remodel Program

96 Nutritious Value Fresh News Core MENU INNOVATION PLATFORMS FY 2010

# MARKETING CALENDAR FY 2010

## 1Q (MAY – JULY)

### Fresh & Fit Value

**Menu Engineering**

New Fresh & Fit Menu
New Alcohol Menu
Portions Engineering

**Key Events**

Mother's Day, Father's Day, Graduation, July 4th, 30th Birthday

**Promotional Platform**

JE Breakfast starting @ $5.99
JE Starters starting @ $2.99
JE Lunch starting @ $5.99

**Fixed & Special Day Menus**

2 Course Lunch @ $8.99
3 Course Dinner @ $12.99

**To Go**

Online Ordering Test
BBQ & Picnic Party Packs

### Menu Innovation

**Breakfast**

All Day Café Breakfast (May)
Branded Bundling & Section

**Lunch**

New JE Spinach, Apple & Honey Walnut Salad

**Dinner**

Seared Scallops with Ravioli
Brie Chicken Honey Dijon
Petite Filet
Salad Nicoise

**Appetizers/Desserts**

New Berry Petite Treats

**Kids**

New Kids Menu Design

**Beverages**

New Hot & Cold (Sprite 0, Arizona Teas, Smoothies, Blended Coffee)
New Wine List & Signature Drinks
Cocktail Hour Expansion

At Mimi's Café, you get the Freshest Portions & Prices



deliciously MAY
$12.99
Mimi's Café
Fresh & Fit Menu
LUNCH and DINNER
Beginnings and Endings
Wine & Cocktails
Mimi's Café

97

98 65 75 80 70 Guest Response is Positive FY 2010 Expand Remodels in So Cal/Arizona Aug Sep Oct Nov Dec Jan Feb Mar Apr Lake Forest +4 pts. Costa Mesa +6 pts. Laguna +8 pts. San Bernardino +7 pts

99 IMPERATIVES FY 2010 Improve comp sales trends through new marketing efforts and spending Labor management system delivers COL savings Improved speed of service scores enhance guest experience Execute Cafe of the Future design Improve market prioritization, site selection criteria and remodel optimization Marketing innovation and concept leadership deliver renewed growth Supply chain and procurement efforts deliver COGS savings

100 Deliver Brand Re-launch! Extreme Makeover: Cafe Edition

101 Analyst Day June 3, 2008

102 Harvey Brownlee President and Chief Restaurant Operations Officer

103

104 Our plan to go "From Good to Great" "Owning" Regional Brands with National Growth Potential FY 2006 - 2009 Restructure for Growth FY 2010 Test & Execute Growth Initiatives FY 2011 - 2013 Drive Growth

105 Create a center of excellence to capture "One Best Way" synergies and "Power of BOBE" How do we grow? OPSSERVICESASSETDEVELOPMENTOPERATIONS Create a world class development organization to re-energize and exploit growth opportunities Ensure linkage between growth strategy and people capability

106 Lead best-in-class margin performance for BER and Mimi's Cafe Develop breakthrough operation programs to address top guest concerns Create world class operations college Lead labor management productivity for both brands Drive "One Best Way" synergy and "Power of BOBE" OPSSERVICES Restructure for Growth Key Organizing Principles

107 Food Safety BSC Daily Performance Report Labor Management Systems Actual vs. Theoretical Food Cost Guest Measurement Hospitality Training Key Initiatives "Adopt and Go" Mindset OPSSERVICES

108 Growth Imperatives GROWTH Re-engineer Menu Offerings Menu "Margineering" Reinforce Cost Control "Big 2" / Prime Cost Start-up Pro Forma Re-vitalize Supply Chain Leverage Scale Economics Reduce Suppliers Re-engineer Concept/Unit Economics Compelling Unit Economics Value Engineer VP of Real Estate, Construction and Facilities ASSETDEVELOPMENT

109 Develop One Best Way approach and analysis Ensure all restaurants are "growth ready" Drive compelling unit economics Develop and achieve pro forma assumptions Complete value engineering model Complete "Four Rs" analysis for current assets Key Initiatives "From Good to Great" Mindset ASSETDEVELOPMENT

110 Enable growth through high visibility leadership and people capability Restaurant Restructuring Strategy OPERATIONS Decentralize senior operations leaders Build training and HR capability Structure Learning Personal/professional growth Coaching Culture

111 Ops Vision Well-trained, well-groomed, professional Honest, friendly, proud Passionate about restaurants Deliver visible results With Our People Hot, fresh food in clean, friendly environment Restaurants as destination for friends and family With Our Guests Consistent, predictable results "Top Tier" Brand For Our Shareholders Excel with guest touch points Best place to work...like family Service and sanitation that pass the "family test" Best trained and developed people in industry Best operations in category Best at guest satisfaction In Our Restaurants

112 Ops Must Haves All MITs receive structured training plan at Certified Training Restaurant All Area and Market Coaches attend Operations College 100% execution of four walls marketing plan All restaurants have a marketing plan 100% execution of Labor Management System Fix outlier restaurants... NOW All Operations Leaders utilize success routines and have QBP Restaurant visit mindset: Time spent in restaurants - 60% of Head Coach/Region Coach and 80% of Area Coach/ Market Coach Meet or exceed pre-opening budget All asset actions have a launch or re-launch plan including pro forma communicated to the restaurant level

# STRATEGIC BUSINESS FRAMEWORK FY 2010



| WIN TOGETHER | CONSISTENTLY DRIVE SALES | IMPROVE MARGINS | BE THE BEST AT OPERATIONS | INCREASE RETURNS |
|---|---|---|---|---|
| Drive operations excellence | Develop breakthrough programs to address top service and quality issues | Develop and integrate OBW processes | Create world class operations college | Create world class real estate, construction and facilities department |
| Develop and cascade code of conduct | Institute Mindshare as OBW approach to guest satisfaction | Lead best-in-class margin execution | Integrate operation platform | Drive growth through cost controls, menu, unit economics and supply chain |
| Create world class people development and succession planning process | Ensure all new promotions are restaurant ready | Ensure supply chain integration for restaurant business system | Lead labor management productivity initiative | Develop robust asset development process to ensure ROIC targets are met |
| Develop performance management tools and process | Implement ABC & Ds of service | Institute success routines | Implement OBW food safety program at restaurant level | Improve new restaurant performance |
| Drive recognition culture (OBW B³ incentive trip) | Drive OBW performance management process | Conduct robust quarterly review process | Institute OBW balanced scorecard | Execute growth-ready screens |
| | | Develop OBW restaurant planning process | | |

113

114 Drive operations excellence Develop breakthrough programs to address top service and quality issues Develop and integrate OBW processes Create world class operations college Create world class real estate, construction and facilities department Develop and cascade code of conduct Institute Mindshare as OBW approach to guest satisfaction Lead best-in-class margin execution Integrate operation platform Drive growth through cost controls, menu, unit economics and supply chain Create world class people development and succession planning process Ensure all new promotions are restaurant ready Ensure supply chain integration for restaurant business system Lead labor management productivity initiative Develop robust asset development process to ensure ROIC targets are met Develop performance management tools and process Implement ABC & Ds of service Institute success routines Implement OBW food safety program at restaurant level Improve new restaurant performance Drive recognition culture (OBW B3 incentive trip) Drive OBW performance management process Conduct robust quarterly review process Institute OBW balanced scorecard Execute growth-ready screens Develop OBW restaurant planning process STRATEGIC BUSINESS FRAMEWORK FY 2010 Drive operations excellence Develop and cascade code of conduct Create world class people development and succession planning process Develop performance management tools and process Drive recognition culture (OBW B3 incentive trip)

115 Drive operations excellence Develop breakthrough programs to address top service and quality issues Develop and integrate OBW processes Create world class operations college Create world class real estate, construction and facilities department Develop and cascade code of conduct Institute Mindshare as OBW approach to guest satisfaction Lead best-in-class margin execution Integrate operation platform Drive growth through cost controls, menu, unit economics and supply chain Create world class people development and succession planning process Ensure all new promotions are restaurant ready Ensure supply chain integration for restaurant business system Lead labor management productivity initiative Develop robust asset development process to ensure ROIC targets are met Develop performance management tools and process Implement ABC & Ds of service Institute success routines Implement OBW food safety program at restaurant level Improve new restaurant performance Drive recognition culture (OBW B3 incentive trip) Drive OBW performance management process Conduct robust quarterly review process Institute OBW balanced scorecard Execute growth-ready screens Develop OBW restaurant planning process STRATEGIC BUSINESS FRAMEWORK FY 2010 Develop breakthrough programs to address top service and quality issues Institute Mindshare as OBW approach to guest satisfaction Ensure all new promotions are restaurant ready Implement ABC & Ds of service Drive OBW performance management process

116 Drive operations excellence Develop breakthrough programs to address top service and quality issues Develop and integrate OBW processes Create world class operations college Create world class real estate, construction and facilities department Develop and cascade code of conduct Institute Mindshare as OBW approach to guest satisfaction Lead best-in-class margin execution Integrate operation platform Drive growth through cost controls, menu, unit economics and supply chain Create world class people development and succession planning process Ensure all new promotions are restaurant ready Ensure supply chain integration for restaurant business system Lead labor management productivity initiative Develop robust asset development process to ensure ROIC targets are met Develop performance management tools and process Implement ABC & Ds of service Institute success routines Implement OBW food safety program at restaurant level Improve new restaurant performance Drive recognition culture (OBW B3 incentive trip) Drive OBW performance management process Conduct robust quarterly review process Institute OBW balanced scorecard Execute growth-ready screens Develop OBW restaurant planning process STRATEGIC BUSINESS FRAMEWORK FY 2010 Develop and integrate OBW processes Lead best-in-class margin execution Ensure supply chain integration for restaurant business system Institute success routines Conduct robust quarterly review process Develop OBW restaurant planning process

117 Drive operations excellence Develop breakthrough programs to address top service and quality issues Develop and integrate OBW processes Create world class operations college Create world class real estate, construction and facilities department Develop and cascade code of conduct Institute Mindshare as OBW approach to guest satisfaction Lead best-in-class margin execution Integrate operation platform Drive growth through cost controls, menu, unit economics and supply chain Create world class people development and succession planning process Ensure all new promotions are restaurant ready Ensure supply chain integration for restaurant business system Lead labor management productivity initiative Develop robust asset development process to ensure ROIC targets are met Develop performance management tools and process Implement ABC & Ds of service Institute success routines Implement OBW food safety program at restaurant level Improve new restaurant performance Drive recognition culture (OBW B3 incentive trip) Drive OBW performance management process Conduct robust quarterly review process Institute OBW balanced scorecard Execute growth-ready screens Develop OBW restaurant planning process STRATEGIC BUSINESS FRAMEWORK FY 2010 Create world class operations college Integrate operation platform Lead labor management productivity initiative Implement OBW food safety program at restaurant level Institute OBW balanced scorecard

118 Drive operations excellence Develop breakthrough programs to address top service and quality issues Develop and integrate OBW processes Create world class operations college Create world class real estate, construction and facilities department Develop and cascade code of conduct Institute Mindshare as OBW approach to guest satisfaction Lead best-in-class margin execution Integrate operation platform Drive growth through cost controls, menu, unit economics and supply chain Create world class people development and succession planning process Ensure all new promotions are restaurant ready Ensure supply chain integration for restaurant business system Lead labor management productivity initiative Develop robust asset development process to ensure ROIC targets are met Develop performance management tools and process Implement ABC & Ds of service Institute success routines Implement OBW food safety program at restaurant level Improve new restaurant performance Drive recognition culture (OBW B3 incentive trip) Drive OBW performance management process Conduct robust quarterly review process Institute OBW balanced scorecard Execute growth-ready screens Develop OBW restaurant planning process STRATEGIC BUSINESS FRAMEWORK FY 2010 Create world class real estate, construction and facilities department Drive growth through cost controls, menu, unit economics and supply chain Develop robust asset development process to ensure ROIC targets are met Improve new restaurant performance Execute growth-ready screens

119 Thank you!

120 Mike Townsley President, Food Products Food Products

121 FY '09 Review Food Products

122 Key Metrics FY '09 Review Volume Up 6.0% vs. prior year (comparable pounds) Net Sales Up 6.7% vs. prior year Profit $15.6 million vs. $28.6 million in FY'08 Food Products Market Share TARGET ACTUAL Mashed Potatoes 32.8% 34.4% +1.5 points Sausage 19.0% 17.4% -1.3 points

123 Key Accomplishments FY '09 Review Food Products DSD conversion completed: 96% warehouse Boneless meat yield 56.61% Up 0.4% from FY'08 Delivered $1.2 million savings Returns 1.18% ($1.4 million below plan of 1.55%) Consolidated plant benefits Key Volume Changes Sides +19.2% Frozen +43.5% Sausage - 0.4% Sandwiches +42.5% Grilling +49.1% Foodservice + 6.3%

124 Business Challenges FY '09 Review Food Products Record sow price $44.93 Plan $33.25 PY $34.79 DSD conversion Continued competitive price pressures Growth of private label FY '09 Actual 1Q $33 $28.69 2Q $51.19 $33 3Q $49.08 $31 4Q $50.65 $36 FY 2009 Sow Cost

125 Distribution Map FY '09 Review Food Products Bob Evans Bob Evans and Owens Bob Evans Growth Markets

126 Foodservice Internal Retail 4th Qtr East 0.076 0.025 0.879582524271845 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Retail 89% Foodservice 8% Internal (BER/Mimi's) 3% Business Profile FY '09 Review Food Products

FY 2009 New Authorizations FY '09 Review Food Products 596 Refrigerated Items 224 Frozen Items

128 FY '09 Review Food Products Boneless Meat Yield Actual vs. FY '08 P1 P2 P3 P4 P5 P6 P7 P8 P9 P10 P11 P12 YTD 56.21% 56.61% 55.5% 56.0% 56.5% 57.0% TARGET 56.57% 56.59% Company Avg FY 09

129 MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR 61% 57% FY '08 Total Avg 54% FY '09 Total Avg 70% Combined Warehouse % FY '09 Review Food Products 96% 79% 77% FY 08 FY 09 FY 10

130 Returns for Sales FY '09 Review Food Products Food Products 0.50% 1.00% 1.50% 2.00% MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR 1.75% 1.25% 0.75% YEAR PLAN <1.55%

131 FY '10 Strategic Plan Food Products

132 INNOVATIONS FY 2010 Message Convenience Versatility Value Strategic Marketing and Retail Partnerships Innovative/Reinvention Relevance Strategic Pillars Innovating from our heritage to grow nationally Products Processes Sausage Heritage Restaurant Roots National Distribution Food Products

# STRATEGIC BUSINESS FRAMEWORK

FY 2010

Bob Evans Food Products

| WIN TOGETHER | CONSISTENTLY DRIVE SALES | IMPROVE MARGINS | BE THE BEST AT OPERATIONS | INCREASE RETURNS |
|---|---|---|---|---|
| Develop and implement talent management system | Revitalize sausage sales | Improve COGS as % of sales | Enhance food safety initiatives | Drive increased ROI with improved operations |
| Implement programs to maximize employee job satisfaction | Drive breakthrough innovation | Maintain/reduce selling expense as % of sales | Improve product cost CWT | Meet retailer delivery requirements |
| Management development/ succession planning | Grow frozen breakfast | Maintain/reduce plant operating expense as % of sales | Achieve boneless meat yield target | Implement efficient distribution and transportation system |
| Assemble cost savings initiatives under Project Best Way | Drive distribution with key retailers | Improve purchasing efficiencies | Achieve lowest distribution costs | Understand feasibility of soups, gravies, sauces, pre-mixes |
| | SKU rationalization | Improve sandwich cost structure | Be the BEST at the buyer's desk | Expand production capacity |
| | Meet retailer delivery requirements | | | |
| | Increase Food Service penetration in core markets | | | |

133

134 Develop and implement talent management system Meet retailer delivery requirements Improve COGS as % of sales Improve product CWT Meet retailer delivery requirements Implement programs to maximize employee job satisfaction Drive distribution with key retailers Maintain/reduce selling expense as % of sales Enhance food safety initiatives Drive increased ROI with improved operations Management development/ succession planning Drive breakthrough innovation Maintain/reduce plant operating expense as % of sales Achieve lowest distribution costs Expand production capacity Assemble cost savings initiatives under project Best Way SKU rationalization Improve purchasing efficiencies Achieve boneless meat yield target Understand feasibility of soups, gravies, sauces, pre-mixes Revitalize sausage sales Improve sandwich cost structure Be the BEST at the buyer's desk Implement efficient distribution and transportation system Grow frozen breakfast Increase Food Service penetration in core markets STRATEGIC BUSINESS FRAMEWORK FY 2010 Food Products Develop and implement talent management system Implement programs to maximize employee job satisfaction Management development/ succession planning Assemble cost savings initiatives under Project Best Way

135 Develop and implement talent management system Meet retailer delivery requirements Improve COGS as % of sales Improve product CWT Meet retailer delivery requirements Implement programs to maximize employee job satisfaction Drive distribution with key retailers Maintain/reduce selling expense as % of sales Enhance food safety initiatives Drive increased ROI with improved operations Management development/ succession planning Drive breakthrough innovation Maintain/reduce plant operating expense as % of sales Achieve lowest distribution costs Expand production capacity Assemble cost savings initiatives under project Best Way SKU rationalization Improve purchasing efficiencies Achieve boneless meat yield target Understand feasibility of soups, gravies, sauces, pre-mixes Revitalize sausage sales Improve sandwich cost structure Be the BEST at the buyer's desk Implement efficient distribution and transportation system Grow frozen breakfast Increase Food Service penetration in core markets STRATEGIC BUSINESS FRAMEWORK FY 2010 Food Products Revitalize sausage sales Drive breakthrough innovation Grow frozen breakfast Drive distribution with key retailers SKU rationalization Meet retailer delivery requirements Increase Food Service penetration in core markets

136 Develop and implement talent management system Meet retailer delivery requirements Improve COGS as % of sales Improve product CWT Meet retailer delivery requirements Implement programs to maximize employee job satisfaction Drive distribution with key retailers Maintain/reduce selling expense as % of sales Enhance food safety initiatives Drive increased ROI with improved operations Management development/ succession planning Drive breakthrough innovation Maintain/reduce plant operating expense as % of sales Achieve lowest distribution costs Expand production capacity Assemble cost savings initiatives under project Best Way SKU rationalization Improve purchasing efficiencies Achieve boneless meat yield target Understand feasibility of soups, gravies, sauces, pre-mixes Revitalize sausage sales Improve sandwich cost structure Be the BEST at the buyer's desk Implement efficient distribution and transportation system Grow frozen breakfast Increase Food Service penetration in core markets STRATEGIC BUSINESS FRAMEWORK FY 2010 Food Products Improve COGS as % of sales Maintain/reduce selling expense as % of sales Maintain/reduce plant operating expense as % of sales Improve purchasing efficiencies Improve sandwich cost structure

137 Develop and implement talent management system Meet retailer delivery requirements Improve COGS as % of sales Improve product CWT Meet retailer delivery requirements Implement programs to maximize employee job satisfaction Drive distribution with key retailers Maintain/reduce selling expense as % of sales Enhance food safety initiatives Drive increased ROI with improved operations Management development/ succession planning Drive breakthrough innovation Maintain/reduce plant operating expense as % of sales Achieve lowest distribution costs Expand production capacity Assemble cost savings initiatives under project Best Way SKU rationalization Improve purchasing efficiencies Achieve boneless meat yield target Understand feasibility of soups, gravies, sauces, pre-mixes Revitalize sausage sales Improve sandwich cost structure Be the BEST at the buyer's desk Implement efficient distribution and transportation system Grow frozen breakfast Increase Food Service penetration in core markets STRATEGIC BUSINESS FRAMEWORK FY 2010 Food Products Enhance food safety initiatives Improve product cost CWT Achieve boneless meat yield target Achieve lowest distribution costs Be the BEST at the buyer's desk

138 Develop and implement talent management system Meet retailer delivery requirements Improve COGS as % of sales Improve product CWT Meet retailer delivery requirements Implement programs to maximize employee job satisfaction Drive distribution with key retailers Maintain/reduce selling expense as % of sales Enhance food safety initiatives Drive increased ROI with improved operations Management development/ succession planning Drive breakthrough innovation Maintain/reduce plant operating expense as % of sales Achieve lowest distribution costs Expand production capacity Assemble cost savings initiatives under project Best Way SKU rationalization Improve purchasing efficiencies Achieve boneless meat yield target Understand feasibility of soups, gravies, sauces, pre-mixes Revitalize sausage sales Improve sandwich cost structure Be the BEST at the buyer's desk Implement efficient distribution and transportation system Grow frozen breakfast Increase Food Service penetration in core markets STRATEGIC BUSINESS FRAMEWORK FY 2010 Food Products Drive increased ROI with improved operations Meet retailer delivery requirements Implement efficient distribution and transportation system Understand feasibility of soups, gravies, sauces, pre-mixes Expand production capacity

139 Digital Backyard Entertaining FSI Memorial Day Backyard Entertaining Account Specific Kroger Mailers and other opportunities Sponsorships Clippers, Crew, Columbus Zoo, Cleveland Zoo, Dayton Dragons, Sunny 95 Block Parties/Listener Lunches, OSU Athletics, Frisco Rough Riders Innovation Express Turkey Patties New Sandwiches Stack Pack Bacon Natural Sausage SUMMER MARKETING CALENDAR FY 2010 Food Products Bob Evans has easy home style meal solutions that fit your schedule and your budget

140 New distribution model Route elimination with move from DSD to warehouse Frozen/slack distribution method Sales team restructure Build retail alliances, account "ownership" Centralized sales and promotion planning to accommodate warehouse purchasing Customer P&Ls/segmentation The Road to National Distribution FY 2010 Food Products

141 Focus on sausage sales Solid grilling program Frozen breakfast growth Complete repositioning work initiated in FY'09 Energize new product innovation pipeline Plant P&Ls Capacity rationalization project Sow procurement strategy/ higher % contracted Streamline sandwich cost structure Sales & Marketing Operations Imperatives FY 2010 Food Products

142 Don Radkoski Chief Financial Officer

143 FY 2010 Outlook

144 FY 2010 Outlook Reported Results Will Include 53rd Week Additional week occurs in 4th Quarter Estimated impact: Net Sales increase $31.0 million Operating Income increase $5.0 million

145 $110 to 115 million Operating Income FY 2010 Outlook

146 Net Sales FY 2010 Outlook Overall Growth: 1.5% to 2.0% Bob Evans Restaurants SSS: -1.5% to -2.0% Mimi's Cafe SSS: -3.0% to -5.0% Food Products Sales Growth: 5.0% to 6.0%

147 FY 2010 Outlook Development Bob Evans No new restaurants 2 rebuilt restaurants Mimi's Cafe 2 new restaurants

148 "BIG TWO" Prime Costs Cost of Sales Hog costs of approximately $50 to $55 per hundredweight Food Products: Continued improvement due to easing commodities prices, positive mix shifts and effective supply chain management Restaurant Segment: Operating Wages Continued pressure from minimum wage increases, mostly offset by labor efficiencies FY 2010 Outlook

149 Depreciation & Amortization FY 2010 Outlook FY 2010 Approx. $85 million FY 2009 $82 million

150 FY 2010 Outlook Operating Margins Restaurant Segment Approx. 6% to 8% Food Products Segment Approx. 4% to 5%

151 FY 2010 Outlook Net Interest Expense $12 to $13 million Effective Tax Rate Approx. 33%

152 FY 2010 Outlook Diluted Weighted Average Shares Outstanding FY 2010: 31.0 million FY 2009: 30.7 million Capital Expenditures FY 2010: Approx. $60 to $65 million FY 2009: $96 million

153 Questions & Answers

154 Thank you!